ALTERNATIVES	BLACKROCK SOLUTIONS	EQUITIES	FIXED INCOME	LIQUIDITY	REAL ESTATE

BlackRock Funds

Equity Portfolios

R Shares

Prospectus

October 2, 2006

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Mid-Cap Growth

Aurora

Small/Mid-Cap Growth

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Equity Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund’s investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 3 of the BlackRock Equity funds. The Prospectus is organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

BlackRock

Mid-Cap Growth Equity Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is mid-cap growth, referring to the type of securities the managers will choose for this fund.

Mid-Capitalization Companies:

The fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell Midcap® Growth Index: An index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the fund management team believes have above-average earnings growth potential. Although a universal definition of mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $996 million and $18.4 billion as of December 31, 2005). In the future, the fund may define mid-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The management team focuses on U.S. mid-capitalization emerging growth companies. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom up investment style in managing the fund. This means securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management’s abilities) performed by the management team.

The fund generally will sell a stock when, in the management team’s opinion, there is a deterioration in the company’s fundamentals or the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.58% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell Midcap® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The funds year to date total return as of 6/30/06 was 1.70%.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Mid-Cap Growth; Inv A
Return Before Taxes	3.90%	16.84%	-5.10%	8.51%	12/27/96
Return After Taxes on Distributions	3.70%	16.77%	-5.13%	5.43%
Return After Taxes on Distributions and Sale of Shares	2.80%	14.62%	-4.26%	5.81%
Russell Midcap® Growth (Reflects no deduction for fees, expenses or taxes)	12.10%	22.70%	1.38%	8.39%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.80%
Distribution (12b-1) fees	.25%
Other expenses[1]	.84%
Service fees	.25%
Other	.59%
Total annual fund operating expenses	1.89%
Fee waivers and expense reimbursements[2]	.29%
Net expenses[2]	1.60%
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.60% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$163	$566

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Eileen M. Leary, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), Anne Truesdale, CFA, Vice President at BlackRock, and Neil Wagner, Managing Director at BlackRock.

Ms. Leary and Ms. Truesdale joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund’s day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

Prior to joining BlackRock, Ms. Truesdale was a member of the small and mid-cap growth equity team at SSRM. She was employed by SSRM beginning in 1997 and has been an equity analyst focusing on mid-cap growth companies in the technology, media, gaming, financial and services sectors. Prior to that, she was part of the Central Research team covering the telecom, publishing, IT services, business services and financial services sectors.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He has been a manager of the fund since May 2002. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.58% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Mid-Cap Growth Equity Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.82	$8.26	$7.17	$5.77	$7.17	$25.92

Income from investment operations
Net investment loss	(0.06)[2]	(0.11)[2]	(0.09)[2]	(0.07)	(0.11)	(0.04)
Net gain (loss) on investments (both realized and unrealized)	1.12	1.67	1.18	1.47	(1.29)	(11.23)

Total from investment operations	1.06	1.56	1.09	1.40	(1.40)	(11.27)

Less distributions
Distributions from net realized gains	(0.13)	– –	– –	– –	– –	(7.48)

Total distributions	(0.13)	– –	– –	– –	– –	(7.48)

Net asset value at end of period	$10.75	$9.82	$8.26	$7.17	$5.77	$7.17

Total return[3]	10.90%[4,5]	18.89%[4]	15.20%[4]	24.26%[4]	(19.53)%	(56.91)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$298,882	$290,285	$27,777	$25,960	$26,242	$38,225
Ratios of expenses to average net assets
Net expenses	1.57%[6]	1.58%	1.67%	1.68%	1.62%	1.60%
Total expenses	1.75%[6]	1.78%	1.77%	1.71%	1.62%	1.60%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.12)%[6]	(1.14)%	(1.09)%	(0.96)%	(1.24)%	(0.38)%
Before advisory/administration and other fee waivers	(1.30)%[6]	(1.34)%	(1.19)%	(0.98)%	(1.24)%	(0.38)%
Portfolio turnover rate	35%	85%	29%	168%	279%	584%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not Annualized.
[6]	Annualized.

BlackRock

Aurora Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is small- and mid-cap value, referring to the type of securities the managers will choose for this fund.

Russell 2500™ Value Index: An index composed of the Russell 2500™ companies with lower price-to-book ratios and lower forcasted growth values.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Value Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Investment Goal

The fund seeks to provide high total return, consisting principally of capital appreciation.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks.

In choosing among small- and mid-capitalization stocks, the fund takes a value approach, searching for those companies that appear to be trading below their true worth. The fund uses research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy. The fund looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Although a universal definition of small- and mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell 2500™ Value Index (between approximately $38 million and $10.8 billion as of December 31, 2005) or a similar index. In the future, the fund may define small- or mid-capitalization companies using a different index or classification system. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the fund management team continues to believe that those shares are an attractive investment.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include other types of stocks, such as large-capitalization stocks, growth stocks, and bonds. The fund may invest up to 5% of total assets in bonds that are below Standard & Poor’s BBB or Moody’s Baa rating categories, or their unrated equivalents (junk bonds). Split rated bonds will be considered to have the higher credit rating. From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when the fund management team believes the stock has reached its price target, it is fully valued or when, in their opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

While the fund management team chooses stocks it believes to be undervalued, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or “high yield” securities commonly known to investors as “junk bonds.” Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Aurora Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund. Since R Shares of the fund have no performance history, the chart and table give you a picture of long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.36% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 2500™ Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund.

In January 2005 the fund changed its primary investment strategies and, therefore, the fund’s performance prior to that date does not reflect the fund’s current investment style.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 2.78%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Aurora; Inv A
Return Before Taxes	-3.02%	18.63%	9.17%	18.64%	02/13/95
Return After Taxes on Distributions	-5.63%	16.93%	8.21%	16.70%
Return After Taxes on Distributions and Sale of Shares	1.53%	16.07%	7.90%	15.83%
Russell 2500™ Value (Reflects no deduction for fees, expenses or taxes)	7.74%	23.82%	13.43%	13.89%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee*	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.82%
Distribution (12b-1) fees	.25%
Other expenses[1]	.66%
Service fees	.25%
Other	.41%
Total annual fund operating expenses	1.73%
Fee waivers and expense reimbursements[2]	.13%
Net expenses[2]	1.60%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.60% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$163	$532

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Wayne J. Archambo, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock) and Kate O’Connor, CFA, Managing Director at BlackRock.

Mr. Archambo heads the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.’s small and mid-cap value equity products since the firm’s inception in 1995. Prior to his departure, he was responsible for the development and management of over $1.3 billion of small cap value assets and $1.5 billion of mid-cap value assets for 50 institutional clients.

Ms. O’Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O’Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.36% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through September 30, 2002) and Deloitte & Touche LLP (for periods after September 30, 2002). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Aurora Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04[1,2]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1,3]	Year Ended 9/30/01[1,3]
Net asset value at beginning of period	$41.88	$39.49	$32.28	$24.43	$26.51	$29.17

Income from investment operations
Net investment income (loss)	(0.02)[4]	(0.16)[4]	(0.22)	(0.19)	(0.23)	0.02
Net gain (loss) on investments (both realized and unrealized)	2.46	6.39	7.45	8.19	(1.85)	(0.37)

Total from investment operations	2.44	6.23	7.23	8.00	(2.08)	(0.35)

Less distributions
Distributions from capital gains	(7.49)	(3.84)	(0.02)	(0.15)	– –	(2.31)

Total distributions	(7.49)	(3.84)	(0.02)	(0.15)	– –	(2.31)

Net asset value at end of period	$36.83	$41.88	$39.49	$32.28	$24.43	$26.51

Total return[5]	7.14%[6,7]	16.28%[6]	22.39%	32.90%	(7.85)%	(0.98)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,494,820	$1,690,497	$2,169,836	$1,682,504	$1,449,869	$1,334,548
Ratios of expenses to average net assets
Expense ratio	1.44%[8]	1.40%	1.40%	1.55%	1.47%	1.43%
Expense ratio after expense reductions	1.55%[8]	1.47%	1.40%	1.55%	1.48%	1.44%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.11)%[8]	(0.36)%	(0.57)%	(0.69)%	(0.73)%	0.08%
Before advisory/administration and other fee waivers	(0.22)%[8]	(0.43)%	(0.57)%	(0.69)%	(0.74)%	0.07%
Portfolio turnover rate	72%	73%	33%	48%	42%	26%

[1]	Per-share figures have been calculated using the average shares method.
[2]	During the year ended September 30, 2004, the distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on net unrealized gain per share and total return.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[7]	Not Annualized.
[8]	Annualized.

BlackRock

Small/Mid-Cap Growth Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is small- and mid-cap growth, referring to the type of securities the managers will choose for this fund.

Russell 2500™ Growth Index: An index composed of the Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values.

Investment Goal

The fund seeks to provide growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies.

The fund views small- and mid-capitalization companies as those that are less mature and appear to have the potential for rapid growth. Although a universal definition of small- and mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations similar to the market capitalizations of companies in the Russell 2500™ Growth Index (between approximately $26 million and $10.8 billion as of December 31, 2005) or a similar index. In the future, the fund may define small- or mid-capitalization companies using a different index or classification system. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the fund management team continues to believe that those shares are an attractive investment. The fund’s stock investments may include common and preferred stocks, securities convertible into common and preferred stock and warrants.

The fund uses research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy. The fund looks for companies that have good current or prospective earnings and strong management teams.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include other types of stocks, such as value or dividend stocks. They may also include bonds rated investment-grade at the time of purchase and their unrated equivalents, as well as U.S. government securities. From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Emerging Growth Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. Since R Shares of the fund have no performance history, the chart and table give you a picture of long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.35% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.63% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 2500™ Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 3.70%.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Small/Mid Cap Growth; Inv A
Return Before Taxes	3.93%	17.65%	4.29%	9.60%	10/04/93
Return After Taxes on Distributions	3.08%	17.33%	4.12%	7.79%
Return After Taxes on Distributions and Sale of Shares	3.25%	15.26%	3.65%	7.34%
Russell 2500™ Growth (Reflects no deduction for fees, expenses or taxes)	8.18%	21.95%	2.77%	7.37%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee*	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.75%
Distribution (12b-1) fees	.25%
Other expenses[1]	.83%
Service fees	.25%
Other	.58%
Total annual fund operating expenses	1.83%
Fee waivers and expense reimbursements[2]	.20%
Net expenses[2]	1.63%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.63% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$166	$556

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Neil Wagner, Managing Director at BlackRock Advisors, LLC (BlackRock), Andrew F. Thut, Director at BlackRock, and Eileen Leary, CFA, Managing Director at BlackRock.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

Mr. Thut is a member of the small and mid-cap growth equity team and is also responsible for the coverage of the business services and retail sectors. Prior to joining BlackRock in April 2002, Mr. Thut had been an equity analyst on the small and mid-cap growth team at MFS since 1998. Prior to joining MFS, Mr. Thut had worked in the Technology Investment Banking Group at BT Alex Brown since 1995.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund’s day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager SSRM. Previously, she had been an Equity Research Associate and an Analyst.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.35% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.63% of average daily net assets (after waivers and reimbursements) for the current fiscal year. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through September 30, 2002) and Deloitte & Touche LLP (for periods after September 30, 2002). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Small/Mid-Cap Growth Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04[1,2]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1],3	Year Ended 9/30/01[1,3]
Net asset value at beginning of period	$14.48	$11.96	$11.63	$8.73	$9.27	$16.08

Income from investment operations
Net investment loss	(0.07)[4]	(0.13)[4]	(0.14)	(0.11)	(0.09)	(0.08)
Net gain (loss) on investments (both realized and unrealized)	1.96	2.65	0.47	3.01	(0.45)	(4.45)

Total from investment operations	1.89	2.52	0.33	2.90	(0.54)	(4.53)

Less distributions
Distributions from capital gains	(0.64)	– –	– –	– –	– –	(2.28)

Total distributions	(0.64)	– –	– –	– –	– –	(2.28)

Net asset value at end of period	$15.73	$14.48	$11.96	$11.63	$8.73	$9.27

Total return[5]	13.45%[6,7]	21.07%[6]	2.84%	33.22%	(5.93)%	(30.22)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$235,169	$215,622	$268,065	$117,571	$41,474	$39,522
Ratios of expenses to average net assets
Expense ratio	1.35%[8]	1.37%[9]	1.39%	1.40%	1.40%	1.40%
Expense ratio after expense reductions	1.65%[8]	1.64%	1.56%	1.78%	1.98%	2.07%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.99)%[8]	(0.87)%	(1.09)%	(1.10)%	(0.90)%	(0.69)%
Before advisory/administration and other fee waivers	(1.29)%[8]	(1.14)%	(1.26)%	(1.48)%	(1.48)%	(1.36)%
Portfolio turnover rate	31%	122%	208%	167%	168%	282%

[1]	Per-share figures have been calculated using the average shares method.
[2]	During the year ended September 30, 2004, the distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on net unrealized gain per share and total return.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[7]	Not Annualized.
[8]	Annualized.
[9]	For the period October 1, 2004, through January 31, 2005, the expense ratio reflects the expenses of the State Street Research Emerging Growth Fund prior to its reorganization with the Small Mid-Cap Growth Portfolio on January 31, 2005. The expense ratio for the period October 1, 2004 through January 31, 2005 was 1.41%. The expense ratio of the Portfolio for the period February 1, 2005, through September 30, 2005, was 1.35%.

About Your Investment

Buying Shares

R Shares are available only to certain authorized qualified employee benefit plans. If you buy R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and a shareholder servicing fee of 0.25% per year.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy R Shares you pay the NAV per share.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund’s transfer agent, whose job it is to keep track of shareholder records.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for an order must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. If payment is not received by this time, the order will be cancelled and you and your financial intermediary will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of R Shares is $100. There is a $50 minimum for all subsequent investments. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, R Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank or Merrill Lynch & Co., Inc. (Merrill Lynch) (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All R Shares pay a maximum distribution fee of .25% per year of the average daily net asset value of each fund attributable to R Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own R Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of R Shares of a fund. All R Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own R Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in R Shares;
(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and
(3)	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund’s shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Authorized qualified employee benefit plan participants may redeem R Shares in accordance with the procedures applicable to their plan accounts. These procedures will vary according to the type of account and the plan involved and customers should consult their account managers in this regard. Authorized qualified employee benefit plans are responsible for transmitting redemption orders to PFPC and crediting their customers’ accounts with redemption proceeds on a timely basis.

Authorized qualified employee benefit plans may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See “Market Timing and Redemption Fees” below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming plan on the next business day, provided that the funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds’ custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although plans may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their plans.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of the Fund’s High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified retirement plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC.

■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

BlackRock Funds’ adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $464 billion of assets under management as of June 30, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States, and Merrill Lynch & Co., Inc.

For its investment advisory services, BlackRock is entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2005, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets, were:

Mid-Cap Growth Equity	.76%
Aurora	.82%
Small/Mid-Cap Growth Equity	.74%

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets), are as follows:

Total Annual Advisory Fee for the Mid-Cap Growth Equity Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.800%
$1 billion-$2 billion	.700%
$2 billion-$3 billion	.650%
more than $3 billion	.625%

Total Annual Advisory Fee for the Aurora Portfolio

(Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.850%
$1 billion-$2 billion	.800%
$2 billion-$3 billion	.750%
more than $3 billion	.700%

Total Annual Advisory Fee for the Small/Mid-Cap Growth Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.750%
$1 billion-$2 billion	.700%
$2 billion-$3 billion	.675%
more than $3 billion	.650%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund’s investment advisory contracts is available in the Fund’s semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) of each share class of each fund at the levels shown in each fund’s expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to share- holders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within ten days after the end of each quarter. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary dividend income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Distributions paid by a fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Exchange Privilege

Once you are a shareholder, you have the right to exchange R Shares from one BlackRock fund to R Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are offered to your employee benefit plan and that are open to new investors, unless you have a current account in a fund that is offered to your employee benefit plan but that is closed to new investors.

You can exchange $1,000 or more from one BlackRock fund into another. R Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $1,000 if you already have an account in the fund into which you are exchanging.) For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Market Timing and Redemption Fees” above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

For more information

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated October 2, 2006, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds

c/o PFPC Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday - Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-EQ-R 9/06